                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 15, 2002



                      Arcadia Receivables Finance Corp.
                 Associates Automobile Receivables Trust 1999-A
                          (Exact name of registrant as
                            specified in its charter)



       Delaware                 333-82281               41-1743653
   (State or other             (Commission              (IRS Employer
   jurisdiction of             File Number)          Identification No.)
    incorporation)


290 E. Carpenter Freeway, Irving, Texas                  75062-2729
(Address of principal executive offices)                 (Zip Code)



Registrant's telephone number, including area code (972) 652-4000

Item 5. Other Events.

     The Servicer's Certificate for the month of March 2002 was distributed to Noteholders on April 15, 2002.

Item 7(c). Exhibits

          Exhibit No.                   Description
          -----------                   -----------

              20.1                Servicer's Certificate for the month of March 2002.


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      ARCADIA RECEIVABLES FINANCE CORP.

                                              /s/ Cindy A. Barmeier
                                              -------------------------------
                                              Title: Assistant Vice President

Date: April 13, 2002

                               INDEX TO EXHIBITS


            EXHIBIT
            NUMBER                DESCRIPTION
            -------               -----------

              20.1                Servicer's Certificate for the month of March 2002.